EXHIBIT 10.2

                 Registration Rights Agreement

Registration Rights Agreement dated May 16, 1997 by and between
Chelsea GCA Realty, Inc., a Maryland corporation (the "Company"), and Simon DeBartolo Group, L.P., a Delaware limited partnership
(the "Investor").

                     W I T N E S S E T H :

WHEREAS, the Company desires to grant to the Investor certain registration rights with respect to Registrable Securities (as hereinafter defined) owned by the Investor;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration set forth herein, the parties hereto agree as follows:

1.CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

"Affiliate" means with respect to a person or entity, (i) any person who directly or indirectly owns, controls or holds the power to vote ten percent or more of the outstanding voting securities of the person in question, (ii) any person directly or indirectly controlling, controlled by or under common control with the person in question or (iii) if the person in question is a corporation, any executive officer, director or ten percent or greater stockholder of such person.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means shares of common stock, par value $.01 per share, of the Company.

"Costs and Expenses" means all of the costs and expenses relating to the Registration Statement involved, including, but not limited to, internal expenses of the Company, blue-sky expenses, printing expenses, Commission and other filing, registration and listing fees and fees and disbursements of counsel and independent public accountants for the Company; provided, however, that Costs and Expenses shall not include (a) underwriting discounts and commissions and reimbursable underwriters' expenses, all of which shall be borne pro rata by the Selling Investors and (b) fees and expenses of counsel for the Selling Investors.

"Holders" means any person or entity who owns Registrable
Securities or has the right to acquire Registrable Securities, whether or not such acquisition has actually been effected.

"Registrable Securities" means (a) any shares of Common Stock issued to the Investor, (b) any shares of Common Stock issuable to the Investor upon exchange of Units and (c) any securities issued as a dividend on or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in subsections (a) or (b) above; provided, however, that a security is not a Registrable Security after (i) it has been effectively registered and disposed of under the Securities Act, (ii) it has been publicly sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or
(iii) it is capable of being disposed of without volume restrictions pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act.

"Registration Statement" means any registration statement of the Company relating to Registrable Securities which is filed pursuant to this Agreement, including any prospectus included therein and all amendments and supplements thereto.

"Securities Act" means the Securities Act of 1933, as amended, or any similar Federal law then in force.

"Selling Investors" means Holders whose Registrable Securities are included in a Registration Statement filed by the Company pursuant to this Agreement.

"Units" means units of partnership interests in Chelsea GCA
Realty Partnership, L.P.

2.REGISTRATION RIGHTS.

2.1REQUIRED REGISTRATION. (a) At any time and from time to time after the date hereof the Investor may give written notice to the Company of the proposed disposition of Registrable Securities, specifying the number of Registrable Securities so to be sold or disposed of and requesting that the Company prepare and file a Registration Statement under the Securities Act covering such Registrable Securities. The Company shall, within 10 days thereafter, give written notice to the other Holders of such request and each of the other Holders shall have the option, for a period of 20 days after receipt by it of such notice from the Company, to include some or all of its Registrable Securities in such Registration Statement. Upon the written request from Holders of Registrable Securities stating that they wish to dispose of an aggregate of at least the lesser of (i) 15% of such Holder's Registrable Securities or (ii) $10 million of Registrable Securities (based on their then market value) (the "Minimum"), the Company shall use its best efforts to cause an appropriate Registration Statement covering such Registrable Securities to be filed with the Commission and to become effective as soon as reasonably practicable and to remain effective until the earlier to occur of (i) completion of the distribution of the Registrable Securities to be offered or sold or (ii) 120 days, which period shall be extended for any period of time during which a current prospectus is not available. The Company shall not be obligated to file more than one Registration Statement for the Investor (including Affiliates of the Investor) during any twelve month period of time pursuant to the provisions of this Section 2.1 (but not Section 2.3); provided, however, that the Investor shall have the right on one occasion to request registration without the Minimum (but such request shall be included for purposes of the Investor's right to one request during each twelve month period of time). The Company's obligations under this Section 2.1 shall be deemed satisfied (i) when a Registration Statement shall have become effective or (ii) upon the withdrawal by the Investor of the request for such Registration Statement after such Registration Statement has been filed with the Commission. The Company shall bear the Costs and Expenses of each such Registration Statement. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2.1 within 180 days after the effective date of a registration statement filed by the Company in which Holders of Registrable Securities shall have been entitled to join pursuant to this Section 2.1 or Section 2.3.

(b)The Company may include in the Registration Statement under
Section 2.1(a) any other shares of its Common Stock (including issued and outstanding shares of Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such Registration Statement of such shares will not, in the opinion of the managing underwriter, if any, interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the Registrable Securities sought to be registered pursuant to Section 2.1(a). If it is determined as provided above that there will be such interference, the other shares of Common Stock sought to be included shall be excluded on a pro rata basis to the extent deemed appropriate by the managing underwriter before any Registrable Securities are excluded from such registration.

(c)Notwithstanding the foregoing, if the Company shall furnish to the Holder of Registrable Securities requesting a Registration Statement pursuant to Section 2.1(a), a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request for registration.

(d)If the Holder requesting registration desires to sell
Registrable Securities in an underwritten offering, the underwriter will be selected by such Holder, subject to the reasonable approval of the Company.

2.2.PROCEDURE FOR REGISTRATION. In connection with the filing of a Registration Statement pursuant to Section 2.1 hereof, and in supplementation and not in limitation of the provisions hereof, the Company shall:

(a)Notify the Selling Investors as to the filing of the Registration Statement and of all amendments or supplements thereto filed prior to the effective date of such Registration
Statement;

(b)Notify the Selling Investors, promptly after the Company shall receive notice thereof, of the time when such Registration
Statement became effective or when any amendment or supplement to any prospectus forming a part of such Registration Statement has been filed;

(c)Notify the Selling Investors promptly of any request by the Commission for the amending or supplementing of such Registration
Statement or prospectus or for additional information;

(d)Prepare and promptly file with the Commission and promptly notify the Selling Investors of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and, in addition, prepare and file with the Commission, promptly upon the Selling Investors' written request, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

(e)Prepare, promptly upon request of the Selling Investors or any underwriters for the Selling Investors, such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

(f)Advise the Selling Investors promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

(g)Use its best efforts to qualify, as soon as reasonably practicable, the Registrable Securities for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by the Selling Investors; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions;

(h)Furnish the Selling Investors, as soon as available, copies of any Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto, and all other documents referred to in Section 2.2, all in such quantities as the Selling Investors may, from time to time, reasonably request; and

(i)If requested by the Selling Investors, enter into an agreement with the underwriters of the Registrable Securities being registered containing customary provisions and reflecting the foregoing.

2.3INCIDENTAL REGISTRATION. If at any time and from time to time the Company shall propose the filing of a Registration Statement on an appropriate form under the Securities Act of any equity securities of the Company, otherwise than pursuant to Section 2.1 hereof and other than a registration statement on Forms S-8 or S-4 or any equivalent form then in effect, then the Company shall give the Holders of Registrable Securities notice of such proposed registration and shall include in any Registration Statement relating to such securities all or a portion of the Registrable Securities then owned by such Holders, which such Holders shall request (such Holders to be considered Selling Investors), by notice given by such Holders to the Company within 20 days after the giving of such notice by the Company, to be so included. In the event of the inclusion of Registrable Securities pursuant to this Section 2.3, the Company shall bear the Costs and Expenses of such registration. In the event the distribution of securities of the Company covered by a Registration Statement referred to in this Section 2.3 is to be underwritten, then the Company's obligation to include Registrable Securities in such Registration Statement shall be subject, at the option of the Company, to the following further conditions:

(a)The distribution for the account of the Selling Investors shall be underwritten by the same underwriters who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement, and the Selling Investors will enter into an agreement with such underwriters containing customary provisions;

(b)If the underwriting agreement entered into with the aforesaid underwriters contains restrictions upon the sale of securities of the Company, other than the securities which are to be included in the proposed distribution, during the period commencing 10 days prior to, and not exceeding 180 days from, the effective date of the Registration Statement, then such restrictions will be binding upon the Selling Investors and, if requested by the Company, the Selling Investors will enter into a written agreement to that effect;

(c)If the registration is an underwritten primary registration on behalf of the Company and the managing underwriters of such offering deliver a written opinion to the Holders of such Registrable Securities that the aggregate amount of securities of the Company which the Holders of Registrable Securities and the Company propose to include in such Registration Statement would materially and adversely affect the marketing of the securities or the proceeds of the offering payable to the Company, the Company will include in such registration, first the securities which the Company proposes to sell, second, on a pro rata basis Registrable Securities of the Holders and of the persons or entities entitled to registration pursuant to the Registration Rights Agreement dated November 2, 1993, and third, securities held by any holders of other piggyback registration rights, if any, which can be included therein without, in the good faith judgment of the managing underwriters of such offering, materially and adversely affecting the marketing of the securities or the proceeds of the offering payable to the Company, pro rata among the Holders of Registrable Securities taken together, and next, if available, pro rata among other holders of securities, taken together, in each case on the basis of the relative number of securities of the Company requested to be included in such registration by the Holders of Registrable Securities and such other holders; and

(d)If the registration is in connection with an underwritten secondary offering on behalf of any of the other security holders of the Company and the managing underwriters of such offering deliver a written opinion to the Holders of such Registrable Securities that the aggregate amount of securities which the Holders of Registrable Securities and such security holders propose to include in such registration would materially and adversely affect the marketing of the securities or the proceeds of the offering payable to such other security holders of the Company, the Company will include in such registration, first, the securities to be sold for the account of any other holders entitled to demand registration, second, the Registrable Securities of the Holders and of the persons or entities entitled to registration pursuant to the Registration Rights Agreement dated November 2, 1993, and third, securities held by any holders of other piggyback registration rights, if any, which can be included in such offering without, in the good faith judgment of the managing underwriters of such offering, materially and adversely affecting the marketing of the securities or the proceeds of the offering payable to such other security holders, pro rata among all Holders of Registrable Securities taken together and next, if available, pro rata among other holders of securities, taken together, in each case on the basis of the relative number of securities of the Company requested to be included in such registration by the Holders of Registrable Securities and such other holders. Registrable Securities proposed to be registered and sold pursuant to an underwritten offering for the account of the Holders of Registrable Securities shall be sold to prospective underwriters selected or approved by the Company and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company, the Holders of Registrable Securities and any other holders demanding registration and the prospective underwriters. The Company may withdraw any Registration Statement initiated by the Company pursuant to this Section 2.3 at any time before it becomes effective, or postpone the offering of securities, without obligation or liability to the Holders of Registrable Securities.

2.4INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless each Selling Investor, any underwriter (as defined in the Securities Act) for such Selling Investor, each officer, director and partner of such Selling Investor, and each person, if any, who controls such Selling Investor or such underwriter within the meaning of the Securities Act (but, in the case of an underwriter or a controlling person, only if such underwriter or controlling person indemnifies the persons mentioned in subdivision (b) of Section 2.5 hereof in the manner set forth therein), against any losses, claims, damages or liabilities, joint or several, to which such Selling Investor or any such underwriter, officer, director, or controlling person becomes subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement under which Registrable Securities were registered under the Securities Act, the prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Investor and any such underwriter, officer, director, partner or controlling person for any legal or other expenses reasonably incurred by such Selling Investor, or any such underwriter, officer, director, partner or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any such persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company in writing by such person expressly for inclusion in any of the foregoing documents.

2.5INDEMNIFICATION BY SELLING INVESTORS. Each Selling Investor shall:

(a)Furnish in writing all information to the Company concerning itself and its holdings of securities of the Company as shall be required in connection with the preparation and filing of any Registration Statement covering any Registrable Securities; and

(b)Indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, each other Selling Investor and any underwriter (as defined in the Securities Act) for the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement) or contained on the effective date thereof, in any Registration Statement under which Registrable Securities were registered under the Securities Act, the prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Investor expressly for inclusion in any of the foregoing documents, and such Selling Investor shall reimburse the Company and any such underwriter, officer, director or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

2.6CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (a) any Selling Investor or other person or entity entitled to indemnification under this Agreement, makes a claim for indemnification pursuant to Section 2.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 2.4 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any such Selling Investor or other person in circumstances for which indemnification is provided under
Section 2.4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Selling Investor or other person is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration Statement bears to the public offering price of all securities offered in such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (i) no such Selling Investor or other person will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such Registration Statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

2.7NOTIFICATION BY SELLING INVESTORS. Each Selling Investor and each other person indemnified pursuant to Section 2.4 hereof will, in the event it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in the Company's having to indemnify it pursuant to Section 2.4 hereof, promptly notify the Company, in writing, of the commencement of such action and permit the Company, if the Company so notifies such Selling Investor within 10 days after receipt by the Company of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to such Selling Investor or such other indemnified person, as the case may be; provided, however, that such Selling Investor shall be entitled to retain its own counsel at the Company's expense if it believes it has defenses available to it which are not available to the Company or if such Selling Investor believes there exists a potential for conflict of interest between the Company and such Selling Investor. The omission to notify the Company promptly of the commencement of any such action shall not relieve the Company of any liability to indemnify such Selling Investor or such other indemnified person, as the case may be, under Section 2.4 hereof, except to the extent the Company shall suffer any loss by reason of such failure to give notice and shall not relieve the Company of any other liabilities which it may have under this or any other agreement.

2.8NOTIFICATION BY COMPANY. The Company agrees that, in the event it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in any Selling Investor having to indemnify the Company pursuant to subdivision (b) of Section 2.5 hereof, the Company will promptly notify such Selling Investor in writing of the commencement of such action and permit such Selling Investor, if such Selling Investor so notifies the Company within 10 days after receipt by it of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Company. The omission to notify such Selling Investor promptly of the commencement of any such action will not relieve such Selling Investor of liability to indemnify the Company under subdivision (b) of Section 2.5 hereof, except to the extent that such Selling Investor suffers any loss by reason of such failure to give notice and shall not relieve such Selling Investor of any other liabilities which it may have under this or any other agreement.

3.MISCELLANEOUS.

3.1NOTICES. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when hand delivered, mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, or received from Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.

If to the Company:Chelsea GCA Realty, Inc.
103 Eisenhower Parkway
Roseland, NJ  07068
Attention:  Chief Executive
    Officer

- copy to -

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY  10038
Attention:  Martin H. Neidell

If to the Investor:Simon DeBartolo Group L.P.
115 West Washington Street
Indianapolis, Indiana  46204
Attention:

3.2SUCCESSORS AND ASSIGNS. This Agreement is solely for the benefit of the parties and their respective successors and assigns. Nothing herein shall be construed to provide any rights to any other entity or individual.

3.3COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

3.4HEADINGS. Section headings are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

3.5GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing contracts to be made and performed therein without giving effect to principles of conflicts of law, and, with respect to any dispute arising out of this Agreement, each party hereby consents to the exclusive jurisdiction of the courts sitting in such State.

3.6SEVERABILITY. Should any part, term, condition or provision hereof or the application thereof be declared illegal, invalid or otherwise unenforceable or in conflict with any other law by a court of competent jurisdiction, the validity of the remaining parts, terms, conditions or provisions of this Agreement shall not be affected thereby, and the illegal, invalid or unenforceable portions of this Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact, except to the extent necessary to conform to the redrafted portions hereof.

3.7ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all proposals, commitments, writings, negotiations, discussions, agreements and understandings, oral or written, of every kind and nature between them concerning the subject matter hereof. This Agreement may not be amended or otherwise modified and no provision hereof may be waived, without the consent of the Holders of a majority of the Registrable Securities. No discharge of the terms hereof shall be deemed valid unless by full performance by the parties or by a writing signed by the parties. A waiver by any party of any breach or violation of any provision of this Agreement shall not be deemed or construed as a waiver of any other breach or violation hereof.

3.8OTHER REGISTRATION RIGHTS. From and after the date hereof and so long as any of the registration rights under this Agreement remain in effect, the Company shall not grant to any third party any registration rights more favorable than those contained herein.

3.9ARBITRATION. Mindful of the high cost of litigation, not only in dollars but time and energy as well, the parties intend to and do hereby establish a quick, final and binding out-of-court dispute resolution procedure to be followed in the unlikely event any controversy should arise out of or concerning the performance of this Agreement. Accordingly, the parties do hereby covenant and agree that any controversy, dispute or claim of whatever nature arising out of, in connection with or in relation to the interpretation, performance or breach of this Agreement, including any claim based on contract, tort or statute, shall be settled, at the request of any party to this Agreement, through arbitration by a dispute resolution process administered by Judicial Arbitration & Mediation Services, Inc. or any other mutually agreed upon arbitration firm involving final and binding arbitration conducted at a location determined by the arbitrator in New York City administered by and in accordance with the then existing rules of practice and procedure of such arbitration firm and judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CHELSEA GCA REALTY, INC.


                       By:  /S/ DAVID C. BLOOM
                             Name:  DAVID C. BLOOM
                             Title: CHIEF EXECUTIVE OFFICER


                       SIMON DeBARTOLO GROUP, L.P.

                       By:  Simon DeBartolo Group, Inc.,
                            General Partner


                       By:  /S/ DAVID SIMON
                             Name:  DAVID SIMON
                             Title: CHIEF EXECUTIVE OFFICER